UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2003

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

                                          Colorado                                                      0-22083                                                   84-1116894
                   (State or other jurisdiction of                               (Commission File No.)                       (I.R.S. Employer Identification No.)
                    incorporation)

                                                                             12600 West Colfax, Suite C-420, Lakewood, CO                                                                   80215
                                                                             (Address of principal executive offices)                                                                            (Zip Code)

(303) 238-2000
(Registrant's telephone number, including area code)

Item 5. Other Events.

        Global Med Technologies, Inc. has 1.457 million Class A Warrants outstanding that are exercisable at $3.00 per share with an expiration date of February 11, 2003. The expiration date of the Class A Warrants will not be extended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       GLOBAL MED TECHNOLOGIES, INC.

Date         January 9, 2003                                                               By: /s/ Michael I. Ruxin, M.D.
                                                                                                              Michael I. Ruxin, M.D.
                                                                                                              Chairman and Chief Executive Officer